EXHIBIT 10.26


                          ASSIGNMENT OF DEPOSIT ACCOUNT

      This Assignment of Deposit Account (this "ASSIGNMENT") is entered into as of February 2, 1999, by and between DSI Toys, Inc., a Texas corporation (the "ASSIGNOR"), whose address is 1100 West Sam Houston Parkway (North) Suite A, Houston, Texas 77043, and Sunrock Capital Corp., a Delaware corporation (the "LENDER"), whose address is 11 Penn Center, 1835 Market Street, Philadelphia, Pennsylvania 19103, Attn: John Erwin.

      For value received, Assignor hereby transfers to Lender, and grants Lender a security interest in deposit account numbers 0001888592886 and 9320001085, established in the following depository institution (the "DEPOSITORY INSTITUTION"):

                        Bank One, Texas, N.A.
                        Bank One Center
                        910 Travis Street, Seventh Floor
                        Houston, Texas 77002

and any extensions, replacements or renewals thereof, if the account is one which may be extended, replaced or renewed (such accounts and any extensions, replacements or renewals being hereinafter referred to collectively as the "ACCOUNT"), together with all of Assignor's right, title and interest in and to the Account, all sums now or at any time hereafter on deposit therein, credited thereto or payable thereon and all instruments, documents and other writings evidencing the Account, on the following terms and conditions.

      1. OBLIGATIONS SECURED. This Assignment shall secure all indebtedness of Assignor to Lender (including but not limited to the indebtedness and obligations incurred under that certain Loan and Security Agreement (the "Loan Agreement") of even date herewith by and between Assignor and Lender and providing for revolving advances up to a principal amount of $10,000,000 as the same may be amended, renewed, extended, increased and/or restated from time to time), including all renewals, extensions, modifications, increases and/or restatements thereof.

      The term "INDEBTEDNESS," as used in this PARAGRAPH 1, shall mean all debts, obligations and liabilities of every kind and character, whether direct or indirect, contingent, primary, secondary, joint, several, joint and several, or otherwise, and whether now existing or hereafter arising, whether evidenced by note, draft, acceptance, overdraft or otherwise, regardless of the manner in which, or the person or persons in whose favor originally created, and regardless of the manner in which acquired by Lender, and all renewals or extensions of such items or any of them. The above debts, obligations and liabilities are referred to hereinafter collectively as the "OBLIGATION." The indebtedness of Assignor to Lender is unlimited as to amount.

      2. REPRESENTATIONS AND WARRANTIES. Assignor represents and warrants that
(a) Assignor is the owner of the Account and has the power and authority to execute, deliver and comply with this Assignment, (b) the obligations of Assignor hereunder are legal, valid and binding obligations, enforceable in accordance with their terms, (c) except for any financing statement that may have been filed by Lender, no financing statement covering the Account, or any


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part thereof, has been filed with any filing officer, (d) no other assignment or security agreement has been executed with respect to the Account, (e) the Account is not subject to any liens or offsets of any person, firm or corporation other than Lender, and (f) except for any notice given by Lender, no notice has been given to or received by the Depository Institution indicating that the Account has been assigned or constitutes collateral for any obligation or liability of Assignor or any other third party.

      3. COVENANTS AND AGREEMENTS. So long as the Obligation or any part thereof remains unpaid, Assignor covenants and agrees to: (a) from time to time promptly execute and deliver to Lender all such other assignments, certificates, passbooks, supplemental writings, notices and financing statements and do all other acts or things as Lender reasonably may request in order to evidence and perfect more fully the security interest herein created, (b) avoid making any statement or otherwise giving any information to third parties that would lead them to believe that Assignor has free access to the funds in the Account or that this Assignment is not in existence and in full force and effect, (c) promptly furnish Lender with any information or writings that Lender reasonably may request concerning the Account, (d) promptly notify Lender of any change in any fact or circumstances warranted or represented by Assignor herein or in any other writing furnished by Assignor to Lender in connection with the Account or the Obligation, (e) promptly notify Lender of any claim, action or proceeding affecting title to the Account, or any part thereof, or the security interest granted in the Account hereby, and, at the request of Lender, appear in and defend any such action or proceeding, and (f) pay to Lender the amount of any court costs and reasonable attorneys' fees assessed by a court and incurred by Lender following default hereunder. Assignor covenants and agrees that, without the prior consent of Lender, Assignor will not: (i) create any other security interest in, mortgage, or otherwise encumber or assign the Account or any part thereof, or permit the same to be or become subject to any lien, attachment, execution, sequestration, other legal or equitable process, or any encumbrance of any kind or character, except the lien herein created, or (ii) make or allow to be made any withdrawals from the Account from and after the occurrence of a Default. Should any funds payable with respect to the Account be received by Assignor after the occurrence of a Default, such funds shall immediately upon such receipt become subject to the lien hereof and, while in the hands of Assignor, be segregated from all other funds of Assignor and be held in trust for Lender. Assignor shall have absolutely no dominion or control over such funds except to pay them immediately into the Account.

      4. NO DUTY TO COLLECT. Lender shall never be liable for its failure to use due diligence in the collection of the Obligation or any part thereof, or for its failure to give notice to Assignor of default in the payment of the Obligation or any part thereof, or in the payment of or upon any security, whether pledged hereunder or otherwise.

      5. OTHER COLLATERAL. Should any other person have heretofore executed or hereafter execute in favor of Lender any deed of trust, mortgage or security agreement, or have heretofore pledged or hereafter pledge any other property to secure the payment of the Obligation or any part thereof, the exercise by Lender of any right or power conferred upon it in any such instrument or by any such pledge shall be wholly discretionary with Lender; and the exercise or failure to exercise any such right or power shall not impair or diminish Lender's rights, titles, interests, liens and powers existing hereunder.


ASSIGNMENT OF DEPOSIT ACCOUNT--Page 2

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      6. DEFAULT. The term "DEFAULT," as used herein, means the occurrence of any of the following events: (a) default in the payment of the Obligation or any part thereof as it becomes due in accordance with the terms of the promissory note or notes or other writings or agreements which evidence it or when accelerated pursuant to any power to accelerate; (b) default in the punctual and proper performance of any covenant, agreement or condition contained herein or in any other security agreement, mortgage, deed of trust, assignment or contract of any kind securing or assuring payment of the Obligation or any part thereof;
(c) the insolvency of Assignor; (d) the levy against the Account or any part thereof of any execution, attachment, sequestration or other writ; (e) the appointment of a receiver of Assignor or of the Account or any part thereof; (f) the filing of any petition or other pleading seeking any adjustment of Assignor's debts or any other relief under any bankruptcy, reorganization, debtor's relief or insolvency laws now or hereafter existing; (g) when Lender in good faith believes that the prospect of payment of the Obligation or the performance by Assignor of any of the covenants, agreements or other duties under any writing executed in connection therewith is impaired; or (h) the receipt by Lender of information establishing that any representation or warranty made by Assignor herein or by Assignor in any other writing delivered by Assignor to Lender in connection herewith is false, misleading or erroneous.

      7. REMEDIES. Upon the occurrence of a Default, Lender, in addition to any other remedies it may have, may declare the entire unpaid balance of principal of and all earned interest on the Obligation immediately due and payable and may demand payment thereof from the funds in or credited to the Account. Assignor hereby authorizes and directs Depository Institution, upon written demand from Lender following any such Default, to make payment directly to Lender of the funds in or credited to the Account or such part thereof as Lender may request. Depository Institution shall be protected fully in relying upon the written statement of Lender that the Account is at the time of such demand assigned hereunder and that Lender is entitled to payment of the Obligation therefrom. Lender's receipt for sums paid Lender pursuant to such demand shall be a full and complete release, discharge and acquittance to Depository Institution to the extent of the amount so paid. Assignor hereby authorizes Lender upon the occurrence of a Default and so long as any part of the Obligation remains unpaid
(a) to withdraw, collect and receipt for any and all funds on deposit in or payable on the Account, (b) on behalf of Assignor to endorse the name of Assignor upon any checks, drafts or other instruments payable to Assignor evidencing payment on the Account, and (c) to surrender or present for notation of withdrawals the passbook, certificate or other documents issued to Assignor in connection with the Account. No power granted herein to Lender by Assignor shall terminate upon any disability of Assignor. Lender shall not be liable for any loss of interest on or any penalty or charge assessed by the Depository Institution against funds in, payable or credited to the Account as a result of Lender's exercising any of its rights or remedies under this Assignment.

      8. RELEASE. Lender shall be entitled to apply any and all funds received by Lender hereunder toward payment of the Obligation in such order and manner as Lender in its discretion may elect. If such funds are not sufficient to pay the Obligation in full, Assignor shall remain liable for any deficiency; the liability of each Assignor (if more than one) to be determined by Lender following its receipt and crediting of such funds. Upon full and final payment of the Obligation, Lender, at the written request of Assignor, shall release its rights hereunder.

ASSIGNMENT OF DEPOSIT ACCOUNT--Page 3

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      9. RIGHTS AND REMEDIES CUMULATIVE. All rights, titles, interest, liens and remedies of Lender hereunder are cumulative of each other and of every other right, title, interest, lien or remedy that Lender may otherwise have at law or in equity or under any other contract or other writing for the enforcement of the security interest herein or the collection of the Obligation. The exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other right or remedies. Should Assignor have heretofore executed or hereafter execute any other security agreement in favor of Lender, the security interest therein created and all other rights, powers and privileges vested in Lender by the terms thereof shall exist concurrently with the security interest created herein.

      10. NO WAIVER. Should any part of the Obligation be payable in installments, the acceptance by Lender at any time or from time to time of part payment of the aggregate amount of all installments then matured shall not be deemed to be a waiver of the Default then existing. No waiver by Lender of any Default shall be deemed to be a waiver of any other subsequent Default, nor shall any such waiver by Lender be deemed to be a continuing waiver. No delay or omission by Lender in exercising any right or power hereunder, or under any other writings executed by Assignor or Assignor as security for or in connection with the Obligation, shall impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such right or power preclude other or further exercise thereof or the exercise of any other right or power of Lender hereunder or under such other writings.

      11. INTEREST LIMITATION. No provision herein or in any promissory note, instrument or any other loan document evidencing the Obligation shall require the payment or permit the collection of interest in excess of the maximum permitted by law. If any excess of interest in such respect is provided for herein or in any such promissory note, instrument or any other loan document, the provisions of this paragraph shall govern; and Assignor shall not be obligated to pay the amount of such interest to the extent that it is in excess of the amount permitted by law. The intention of parties being to conform strictly to the applicable usury laws now in force, all promissory notes, instruments and other loan documents evidencing the Obligation shall be held subject to reduction to the amount allowed under said usury laws as now or hereafter construed by the courts having jurisdiction.

      12. SUCCESSORS AND ASSIGNS. This Assignment shall be binding on Assignor and Assignor's successors and assigns. This Assignment shall inure to the benefit of Lender, its successors and assigns.

      13. INDEMNIFICATION. Assignor shall indemnify and hold Depository Institution harmless against any loss, liability, claim, damage, injury, demand or expense, including reasonable legal fees, arising out of or in connection with the performance of Depository Institution's obligations hereunder, including the costs and expenses incurred in connection with the collection of its fees and including the costs and expenses of defending itself against any claim or liability arising out of or in connection with the performance of its duties hereunder, except for any loss, liability, claim, damage, injury, demand or expense resulting from its bad faith, gross negligence or willful misconduct. Under no circumstances shall Depository Institution be liable or responsible for consequential, incidental or special damages.

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      14. CHOICE OF LAW. The validity, construction, interpretation and enforcement of this Assignment shall be governed by the laws of the State of Texas and the United States of America. Any conflicts of law rules of any jurisdiction that require reference to the laws of any other jurisdiction besides the State of Texas shall be disregarded. This Assignment is to be performed in Dallas County, Texas. Any and all suits or proceedings arising out of this Assignment may be brought in the state courts sitting in Dallas County, Texas, or the United States court sitting in the Northern District of Texas. Assignor hereby agrees to submit to the jurisdiction of such courts and waives any right Assignor may have to plead forum non conveniens.

      15. KNOWLEDGE OF DEPOSITORY INSTITUTION. Depository Institution shall not be charged with knowledge of any of the terms of the Loan Agreement or of any other document to which it is not a party, except as expressly set forth herein.


      EXECUTED by Assignor on the date first above written.


                                  ASSIGNOR:


                                  DSI TOYS, INC.



                                  By: /s/ M. D. DAVIS
                                          M. D. Davis, Chief Executive Officer



ASSIGNMENT OF DEPOSIT ACCOUNT--Page 5
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                                February 2, 1999



Bank One, Texas, N.A.
Bank One Center
910 Travis Street, Seventh Floor
Houston, Texas 77002

Gentlemen:

      DSI Toys, Inc., a Texas corporation (the "Depositor"), has assigned to Sunrock Capital Corp., a Delaware corporation (the "Lender"), the deposit accounts numbered 0001888592886 and 9320001085 in Depositor's name with you, along with any renewals and extensions thereof (such account and any renewals and extensions thereof being referred to collectively as the "Account"), pursuant to that certain Assignment of Deposit Account, dated February 2, 1999, executed by Depositor in favor of Lender (the "ASSIGNMENT").

      Your signature to and return of the enclosed copy of this letter shall evidence your agreement in favor of Lender:

            (a) From and after receipt of notification from Lender of a Default under the Assignment, not to release or pay out any of the funds in the Account to Depositor or any other party until receiving written notification from Lender that such funds may be paid out and to whom the funds shall be paid;

            (b) To include on all written confirmations of the Account (including renewals and extension of the Account) hereafter made by you the following legend:

                  "This account has been assigned to Sunrock Capital Corp., a
            Delaware corporation, as collateral for certain obligations owed by depositor (or others) to such Lender";

            (c) Not to exercise any offset rights you may have by law, at equity or by express agreement with respect to the funds contained in the Account; and

            (d) From and after receipt of notification from Lender of a Default under the Assignment, to make payments from the Account in accordance with the Assignment.



ASSIGNMENT OF DEPOSIT ACCOUNT--Page 6


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                                       Very truly yours,

                                       LENDER:

                                       SUNROCK CAPITAL CORP.


                                       By: /s/ ROBERT J. KATCHA
                                               Robert J. Katcha
                                               Senior Vice President


Depositor authorizes and agrees to the instructions and terms of this letter.

DEPOSITOR:

DSI TOYS, INC.


By: /s/ M. D. DAVIS
        M. D. Davis
        Chief Executive Officer


The depository institution, which issued and established the Account, accepts and agrees to the instructions and terms of this letter.

DEPOSITORY INSTITUTION:

Bank One, Texas, N.A.


By: /s/ JOHN ELAM
Name:   John Elam
Its:    VP


ASSIGNMENT OF DEPOSIT ACCOUNT--Page 7